================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant: [X]

Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                         AMCOL INTERNATIONAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

================================================================================

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 10, 2007

To Our Shareholders:

     The annual meeting of shareholders of AMCOL International Corporation, the Company or AMCOL, will take place on Thursday, May 10, 2007, at 11:00 AM, Central Daylight Savings Time, at the Sheraton Chicago Northwest, 3400 W. Euclid Avenue, Arlington Heights, Illinois, for the following purposes:

     1. To elect three (3) directors for a three-year term or until their successors are elected and qualified; and

     2. To transact any other business which properly comes before the annual meeting.

     Only shareholders of record of AMCOL's common stock as of the close of business on March 16, 2007 will be entitled to notice of and to vote at the annual meeting and at any adjournments of the annual meeting.

     The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person. Thank you for your interest and cooperation.

                                            By Order of the Board of Directors,

                                            James W. Ashley, Jr.
                                            Secretary

Arlington Heights, Illinois
April 9, 2007

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 10, 2007

                                  INTRODUCTION

     We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of AMCOL International Corporation, the Company or AMCOL, for use at our annual meeting of shareholders to be held on Thursday, May 10, 2007, at 11:00 AM, Central Daylight Savings Time, at the Sheraton Chicago Northwest, 3400 W. Euclid Avenue, Arlington Heights, Illinois, and at any adjournment of the annual meeting. This proxy statement and the accompanying proxy card are first being mailed or delivered to shareholders of AMCOL on or about April 9, 2007.

     At the annual meeting, you will be asked to consider and vote upon the following matters:

     1. The election of three (3) directors for a three-year term or until their successors are elected and qualified; and

     2.   Any other business which properly comes before the annual meeting.

     The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone or the Internet in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone or the Internet. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

               The date of this proxy statement is April 9, 2007.

                               THE ANNUAL MEETING

General

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of AMCOL for use at the annual meeting to be held on Thursday, May 10, 2007, at 11:00 AM, Central Daylight Savings Time, at the Sheraton Chicago Northwest, 3400 W. Euclid Avenue, Arlington Heights, Illinois, and at any adjournment of the annual meeting.

Record Date

     The Board of Directors has fixed the close of business on March 16, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment. Accordingly, only holders of record of AMCOL's common stock at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy or in person. As of the record date, there were 30,060,811 shares of AMCOL's common stock issued and outstanding.

Purpose of the Annual Meeting; Recommendation of the Board of Directors

     At the annual meeting, AMCOL's shareholders will be asked to consider and vote upon the election of three (3) directors and any other business which properly comes before the annual meeting.

     The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

Proxies; Vote Required

     In deciding all questions, a holder of AMCOL's common stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the record date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of AMCOL's common stock is necessary to constitute a quorum at the annual meeting.

     With respect to the election of directors, shareholders may vote (a) in favor of all nominees, (b) to withhold votes as to all nominees, or (c) to withhold votes for specific nominees. Directors are elected by a plurality vote, so the three director nominees receiving the greatest number of votes will be elected. Votes withheld will be counted as present for purposes of determining a quorum. Withheld votes will not affect the outcome of the election.

     Under New York Stock Exchange rules, the proposal to elect directors is considered a "discretionary" item. Therefore, brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions to the broker.

     All properly delivered proxies received by AMCOL prior to the annual meeting and not revoked will be voted in accordance with the instructions provided. Unless contrary instructions are marked, proxies will be voted "FOR" each of AMCOL's nominees for director. The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     Any shareholder may revoke his or her proxy at any time prior to or at the annual meeting by doing any of the following:

     o giving written notice to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois, 60004-7803;
     o    submitting a duly executed proxy bearing a later date;
     o    voting by telephone or the Internet on a later date; or
     o    attending the annual meeting and voting in person.

     Attendance at the annual meeting will not, in itself, constitute revocation of a proxy.

Proxy Solicitation and Expenses

     The accompanying proxy is being solicited on behalf of the Board of Directors of AMCOL. All expenses of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by AMCOL. Solicitation of holders of AMCOL's common stock by mail, telephone, facsimile, e-mail or by personal solicitation may be done by directors, officers and regular employees of AMCOL, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of AMCOL's common stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by AMCOL for their reasonable out-of-pocket expenses.

                              ELECTION OF DIRECTORS

     AMCOL's Certificate of Incorporation divides the Board of Directors into three classes, with the members of one class elected each year for a three-year term. In February 2007, in connection with the retirement of Robert E. Driscoll, III from the Board of Directors, the Board reduced the size of the Board of Directors from ten (10) directors to nine (9) directors, with the resulting nine-member Board being equally divided into three classes. Mr. Driscoll served as a Class II Director and his term was scheduled to expire at the 2009 annual meeting of shareholders. In order to balance the number of directors in each of the three classes, the Board appointed Lawrence E. Washow, previously a Class I Director and the Company's Chief Executive Officer, to serve as a Class II Director.

     The terms of the Class III directors will expire at the annual meeting. The following tables set forth certain information regarding the director nominees and the continuing members of the Board.

Information Concerning Nominees

                                    Class III
                      (If elected, term to expire in 2010)

NAME                       AGE    DIRECTOR SINCE   PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
-----------------------  -------  ---------------  ---------------------------------------------------------------
Arthur Brown               66          1990        Retired Chairman and retired Chief Executive Officer of Hecla
                                                   Mining Company, a producer of precious metals.

Jay D. Proops              65          1995        Private investor since 1995; prior thereto, Vice Chairman and co-founder of The Vigoro Corporation, a manufacturer and
                                                   distributor of fertilizers and related products.  Also served as a director of Chemtura Corporation, a producer of specialty chemicals, through December 31, 2006.

Paul C. Weaver*            44          1995        Private investor since June 2006; prior thereto, Vice President of Information Resources, Inc. since 2002; prior thereto
                                                   Managing Partner of Consumer Aptitudes, Inc. since July 1997
                                                   (both companies engage in marketing research).

*    Paul C. Weaver and Audrey L. Weaver are first cousins.

     The Board of Directors recommends that AMCOL's shareholders vote "FOR" each of the nominees named above.

Information Concerning Continuing Members of the Board

                                     Class I
                             (Term expiring in 2008)

NAME                       AGE    DIRECTOR SINCE   PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
-----------------------  -------  ---------------  ---------------------------------------------------------------
John Hughes                64          1984        Chairman of the Board; Chief Executive Officer of AMCOL from
                                                   1985 until May 2000.

Clarence O. Redman         64          1989        Retired.  Previously, of counsel to Lord, Bissell & Brook LLP from 1997 to February 2007, the law firm that serves
                                                   as corporate counsel to AMCOL. Secretary of AMCOL
                                                   from 1982 to February 2007.

Audrey L. Weaver*          52          1997        Private investor.

*    Paul C. Weaver and Audrey L. Weaver are first cousins.

                                    Class II
                             (Term expiring in 2009)

NAME                       AGE    DIRECTOR SINCE   PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
-----------------------  -------  ---------------  ---------------------------------------------------------------
Daniel P. Casey            64          2002        Private investor since April 2002.  Retired Chief Financial
                                                   Officer and Vice Chairman of the Board of Gaylord Container
                                                   Corporation, a manufacturer and distributor of brown paper and packaging products.  Also a director of Caraustar Industries,
                                                   Inc., a recycled packaging company.

Dale E. Stahl              59          1995        Retired from Inland Paperboard and Packaging, Inc., a
                                                   manufacturer of containerboard and corrugated boxes, where
                                                   Mr. Stahl served as President, Chief Executive Officer and
                                                   Chief Operating Officer from June 2000 until September 2003.
                                                   Prior thereto, President and Chief Operating Officer of Gaylord
                                                   Container Corporation, a manufacturer and distributor of brown paper and packaging products.

Lawrence E. Washow         53          1998        President and Chief Executive Officer of AMCOL since May 2000 and Chief Operating Officer of AMCOL since August 1997.

                               SECURITY OWNERSHIP

Security Ownership of Five Percent Beneficial Owners

     The following table sets forth all persons known to be the beneficial owner of more than five percent of AMCOL's common stock as of February 28, 2007.

                                              NUMBER OF SHARES AND
                                              NATURE OF BENEFICIAL    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER              OWNERSHIP (1)       OF CLASS
-------------------------------------------  ----------------------  ----------
Harris Financial Corp.                              3,370,151          11.26%
  111 West Monroe Street                             (2)(3)
  Chicago, Illinois 60690

Annamarie Weaver                                    3,478,288          11.60%
  c/o AMCOL International Corporation                (3)(4)
  1500 West Shure Drive, Suite 500
  Arlington Heights, Illinois 60004-7803

Leslie Weaver                                       4,458,729          14.90%
  c/o AMCOL International Corporation                (3)(5)
  1500 West Shure Drive, Suite 500
  Arlington Heights, Illinois 60004-7803

Lord, Abbett & Co. LLC                              2,409,006           8.05%
  90 Hudson Street                                     (6)
  Jersey City, New Jersey 07302

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on January 12, 2007.
(3) Includes 3,151,751 shares held in the Paul Bechtner Trust as to which Harris Financial Corp., Ms. Annamarie Weaver and Ms. Leslie Weaver are co-trustees and share voting and investment power.
(4)  Includes 31,929 shares held by Ms. A. Weaver's husband.
(5) Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2007. Includes 37,895 shares held by Ms. L. Weaver's husband, 121,220 shares held by Ms. L. Weaver's children, 473,421 shares held in trusts for which Ms. L. Weaver serves as co-trustee and shares voting and investment power, and 30,000 shares held in a foundation for which Ms. L. Weaver serves as a director and shares voting and investment power.
(6) Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007. Includes 2,256,350 shares for which Lord, Abbett has sole voting power and 2,409,006 shares for which Lord, Abbett has sole dispositive power, in each case as an investment adviser.

Security Ownership of Directors and Executive Officers

     The following table sets forth, as of February 28, 2007, shares of AMCOL common stock beneficially owned by: (i) each director and nominee; (ii) the executive officers; and (iii) all directors and executive officers.

                                              NUMBER OF SHARES AND
                                              NATURE OF BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                                  OWNERSHIP (1)        CLASS
-------------------------------------------  ----------------------  ----------
Arthur Brown                                           47,461             *
Daniel P. Casey                                        25,000             *
John Hughes                                           625,439           2.1%
Jay D. Proops                                          91,908             *
Clarence O. Redman                                     78,762             *
Dale E. Stahl                                          47,295             *
Lawrence E. Washow                                    704,124           2.3%
Audrey L. Weaver                                    1,175,651           3.9%
Paul C. Weaver                                        399,610           1.3%
Gary L. Castagna                                      207,865             *
Ryan F. McKendrick                                     83,461             *
Gary D. Morrison                                      170,588             *
All directors and executive officers                3,496,864          11.6%

* Percentage represents less than 1% of the total shares of common stock outstanding as of February 28, 2007.

(1)  Nature of beneficial ownership is set forth on the next page.

                                 NATURE OF BENEFICIAL OWNERSHIP AS OF FEBRUARY 28, 2007
------------------------------------------------------------------------------------------------------------------------
                                          IN             IN                                    AS TRUSTEE    SUBJECT TO
                         DIRECTLY     RETIREMENT   FAMILY LIMITED        AS           BY       OF AMCOL'S     OPTIONS
                         OR WITH        SAVINGS     PARTNERSHIP      TRUSTEE OR     FAMILY      PENSION     EXERCISABLE
BENEFICIAL OWNER        SPOUSE (1)     PLANS (2)        (3)          CO-TRUSTEE     MEMBERS     PLAN (4)    IN 60 DAYS
--------------------   ------------   ----------   ---------------   ----------   ----------   ----------   ------------
Arthur Brown                  9,505           --                --           --           --           --         37,956

Daniel P. Casey              12,000           --                --           --           --           --         13,000

John Hughes                      --           --            54,211      413,613       55,838       80,000         21,777

Jay D. Proops                35,043           --            10,000           --           --           --         46,565

Clarence O. Redman           15,670       25,136                --           --           --           --         37,956

Dale E. Stahl                30,000           --                --           --           --           --         17,295

Lawrence E. Washow          391,126       20,079                --           --          ---       80,000        212,919

Audrey L. Weaver            639,647           --                --      503,421       25,783           --          6,800

Paul C. Weaver              300,185           --                --       30,638       30,831           --         37,956

Gary L. Castagna             38,100        5,764                --           --           --       80,000         84,001

Ryan F. McKendrick           35,898       22,363                --           --           --           --         25,200

Gary D. Morrison             23,816       40,502                --           --           --           --        106,270

All Directors and
Executive Officers        1,530,990      113,844            64,211      947,672      112,452       80,000        647,695

(1) Includes shares held with spouses for which voting rights may be shared. For Mr. Washow, includes 130,569 shares held in the Deferred Compensation Plan.
(2) Shares are held in AMCOL's Savings Plan, with the exception of Mr. Redman's shares, which are held in the Clarence O. Redman PC Savings Plan.
(3)  The named director is a general partner.
(4)  Messrs. Hughes, Washow and Castagna share voting rights.

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

Overview
--------

     This compensation discussion and analysis describes the material elements of compensation earned by, awarded to or paid to each of our executive officers during AMCOL's 2006 fiscal year. This discussion focuses primarily on 2006 executive compensation and the information contained in the following tables, footnotes and narratives. In order to provide perspective and a thorough explanation of 2006 executive compensation, we sometimes describe actions taken before or after 2006 as warranted.

     AMCOL's Compensation Committee oversees the design and administration of the executive compensation program. The Compensation Committee has designed a program that rewards performance and aligns executives' interests with those of AMCOL's shareholders, with the ultimate goal of improving shareholder value. The principal elements of AMCOL's executive compensation program are base salary, annual performance-based cash bonuses, long-term equity incentives in the form of stock options, other customary benefits and limited perquisites, and, in certain circumstances, severance and other benefits upon termination and/or a change in control. AMCOL's executive compensation program provides both short-term and long-term compensation. In the short-term, annual bonuses are directly linked to improving growth in earnings per share and return on capital employed. Executive compensation is linked to the long-term performance of AMCOL stock through our stock option program.

AMCOL Compensation Committee
----------------------------

     Compensation Committee Authority. The Compensation Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com. The Compensation Committee conducts an annual self-evaluation of its overall effectiveness. As part of this evaluation, the Compensation Committee reviews the adequacy of its charter, and whether any amendments are necessary. In 2007, the Charter was amended to reflect the new requirements of the executive compensation rules of the Securities and Exchange Commission.

     Pursuant to the charter, the Compensation Committee is responsible for reviewing and approving the compensation of all executive officers. Also, the Compensation Committee makes all grants of awards under AMCOL's 2006 Long-Term Incentive Plan and Cash Incentive Plan. The Compensation Committee also makes recommendations to the Board regarding succession planning and director compensation. The Compensation Committee has sole authority to retain compensation consultants to assist the Compensation Committee in carrying out its responsibilities.

     Compensation Committee Meetings. AMCOL's Compensation Committee meets as often as necessary to perform its duties. The Compensation Committee generally meets between two and four times each year. In 2006, the Compensation Committee met in February and November. The Compensation Committee typically meets with Larry Washow, Chief Executive Officer, and, where appropriate, Gary Castagna, Chief Financial Officer, and, from time to time, with outside advisors. The Compensation Committee also meets in executive session without management. The Compensation Committee reviews pertinent materials in advance of each meeting. These materials include information provided by management, as well as information specifically requested by the Compensation Committee. These materials may include financial reports comparing AMCOL's current performance to budget and prior-year periods, reports on individual and corporate performance objectives, and information regarding the financial performance and compensation programs of comparable companies.

The Compensation Committee Process
----------------------------------

     Although most decisions regarding executive compensation are made in the first quarter of our fiscal year, management and the Compensation Committee continue to monitor developments during the year.

     Management's Role in the Process. AMCOL's Chief Executive Officer, Larry Washow, and, where appropriate, Chief Financial Officer, Gary Castagna, play an advisory role in designing our executive compensation program. The most significant contributions by these officers are evaluating the performance of the company, the employees and the various business units and making recommendations regarding performance targets and objectives, salary levels and equity awards for executive officers (other than themselves). Mr. Washow performs the evaluations and makes the recommendations regarding Mr. Castagna.

     Engagement of Compensation Consultants. From time to time, the Compensation Committee engages compensation consultants to review AMCOL's executive compensation programs. In 2004, the Compensation Committee engaged Deloitte Consulting to conduct a competitive assessment of AMCOL's executive officers' direct compensation program (base salary, annual bonus and long-term incentives), as well as existing perquisites. For purposes of comparison, the Deloitte Consulting study used compensation data for comparable executives based on two sources. The first source relied on data from three published compensation surveys for industry and revenue groupings similar to AMCOL. The second source examined data at a peer group of eleven companies. Due to the wide range of industrial and consumer applications for AMCOL's products, AMCOL's sustained performance and the scope of its international operations, it is difficult to identify peer companies that have performed similarly and provide a comparable broad array of products and services. For this reason, compensation comparisons consider both the peer group as well as comparisons to other companies in different industries with similar size revenues.

     Deloitte Consulting, AMCOL management and the Compensation Committee worked together to identify the companies to be included in the compensation peer group. The Compensation Peer Group consisted of the following eleven companies:
Ameron International Corporation; Arch Chemicals, Inc.; Brush Engineered Materials Inc.; Calgon Carbon Corporation; Compass Minerals International, Inc.; Eagle Materials Inc.; Material Sciences Corporation; Minerals Technologies Inc.; Quaker Chemical Corporation; Stillwater Mining Company; and SunOpta Inc.

     In 2007, the Compensation Committee engaged Towers Perrin to assess AMCOL's executive compensation program. Such assessment did not impact the compensation earned by, awarded to or paid to the executive officers for fiscal 2006.

     Benchmarking of Compensation. One component of the Compensation Committee's process for establishing executive compensation involves reviewing compensation levels for our executive officers as compared to compensation levels for executives at certain peer companies within AMCOL's industries, and other companies with similar revenues. The Compensation Committee also considers the collective experience of its members, as well as the other independent board members, in benchmarking compensation. Any targeted compensation levels are subject to upward or downward adjustment in the following year in the discretion of the Compensation Committee. In any year, such adjustments may be made for one or more of our executive officers, and adjustments are made based on a variety of factors, including AMCOL's performance, historical compensation levels, internal equity and consistency, tenure and industry conditions.

     In connection with setting 2005 compensation, the Compensation Committee reviewed the above referenced Deloitte Consulting executive compensation competitive assessment. With respect to 2006 compensation and in order to update the Deloitte Consulting materials, AMCOL management and the Compensation Committee informally reviewed summary published compensation surveys and published articles regarding recent compensation trends.

     For base salary, AMCOL's compensation program generally targets the median pay level, considering both the Compensation Peer Group and published survey data. For total cash compensation, consisting of base salary and annual bonus, the minimum target performance goals for the annual bonus are structured to generally provide for total cash compensation around the median pay level. Due to AMCOL's recent strong financial performance, the executive officers have generally exceeded all target performance goals and have been paid near the maximum performance bonus. As such, recently, total cash compensation has averaged between the 50th and the 75th percentile. AMCOL does not establish a target level for long-term equity incentives or total executive officer compensation, but reviews these elements as compared to the Compensation Peer Group and the published survey data to insure that AMCOL remains competitive.

Compensation Program Philosophy and Policies
--------------------------------------------

     Compensation Philosophy. AMCOL's success requires a management team that is able to develop and execute a worldwide business plan for the complex mix of slow-growth and high-growth, basic and sophisticated businesses operated by AMCOL. Historically, a significant portion of our senior management team has been promoted from within the company and its subsidiaries. In addition to possessing valuable knowledge about AMCOL and a diverse skill set, our executive officers are often recognized as industry leaders.

     AMCOL's compensation program is designed to attract, as needed, individuals with the skills necessary for us to achieve important business objectives, to reward those individuals fairly over time, to retain those individuals who continue to perform at high levels, and to closely align the compensation of those individuals with AMCOL's performance on both a short-term and a long-term basis.

     The Compensation Committee has designed a compensation program that rewards performance and aligns executives' interests with those of AMCOL's shareholders, with the ultimate goal of improving shareholder value. As such, a substantial portion of pay for AMCOL's executive officers is comprised of at risk, variable compensation whose payout is dependent on the achievement of specific corporate and individual performance objectives. The annual performance-based cash bonuses represent this type of "pay for performance" compensation. In setting the performance objectives for the annual bonuses, the Compensation Committee consults with management and considers market conditions, the prior-year performance and various elements of AMCOL's strategic plan, such as significant acquisitions. For 2006, the performance measures required growth in earnings per share and return on capital employed. Considering the complex mix of slow-growth and high-growth, basic and sophisticated businesses operated by AMCOL, the Compensation Committee believes that these performance measures were challenging.

     The awards of stock options also constitute at-risk compensation and are designed to provide appropriate linkage between executive behavior and shareholder interests. In keeping with AMCOL's commitment to provide a compensation package that focuses on "pay for performance" components, the executive officers are awarded stock options with an exercise price equal to the fair market value on the date of grant and these options will have value to our executive officers only if the market price of our common stock increases.

     At AMCOL, the components of executive compensation are related but exist for different purposes, and are evaluated separately for effectiveness. Significant compensation derived from success in one component of the compensation program does not offset or reduce compensation from other components. Although the Compensation Committee reviews total compensation of the executive officers relative to peer companies and general compensation surveys, total compensation is determined by the financial performance of AMCOL and its subsidiaries, the price of AMCOL common stock and each individual executive's performance.

     The lengthy tenure of AMCOL's executives and the recent growth in AMCOL's stock price, earnings per share and other financial measures has resulted in the executive officers being paid significant performance based annual bonuses and accumulating valuable stock options and retirement benefits. Some of our executive officers have also elected to commit significant amounts of their salary and/or earned bonus into our deferred compensation program.

     Stock Ownership Policy. The Compensation Committee considers stock ownership by management to be an important means of linking management's interests with those of shareholders. AMCOL maintains stock ownership guidelines for its corporate and subsidiary officers. The amount of stock required to be owned increases with the level of responsibility of each executive, with the Chief Executive Officer expected to own stock with a value at least equal to four times base salary, Senior Vice Presidents expected to own stock with a value at least equal to three times base salary and Vice Presidents expected to own stock with a value at least equal to two times base salary. Shares that the executive officers have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for purposes of these guidelines. Executive officers are prohibited from hedging their stock positions. All of our executive officers were in compliance with our Stock Ownership Policy for 2006.

     Option Granting Practices. The Compensation Committee approves all annual awards of stock options at its February meeting each year. These option grants are generally made more than two weeks after AMCOL issues its annual earnings press release. The grant date for the stock options is the date the Compensation Committee approves the grants, and the exercise price is the closing price of the common stock on the New York Stock Exchange on the grant date.

     Policy Regarding Internal Revenue Code Section 162(m). Under Section 162(m) of the Internal Revenue Code, AMCOL may not deduct annual compensation in excess of $1 million paid to certain employees, generally the Chief Executive Officer and four other most highly compensated executive officers, unless that compensation qualifies as performance-based compensation under a shareholder approved plan and meets certain other technical requirements. In the event that AMCOL would not be entitled to a tax deduction, the Compensation Committee has in place a policy that AMCOL will defer payment of a portion of salary and bonus payments equal to such excess until such time or times as AMCOL is entitled to a tax deduction. The restricted stock awards granted to the executive officers in 2003 do not qualify as performance-based compensation under Section 162(m). These awards were fully vested on February 28, 2006 and the shares held by Mr. Washow were valued at $1,104,400 as of such date. The Compensation Committee has decided to waive this policy to require deferral of excess amounts for the 2006 fiscal year with respect to the 2003 restricted stock awards. Awards under both the 2006 Long-Term Incentive Plan and the Cash Incentive Plan are expected to qualify as performance-based compensation under Section 162(m). Any awards made under the Annual Discretionary Cash Incentive Plan would not qualify as performance-based compensation under Section 162(m).

     While the Compensation Committee considers the impact of Section 162(m) in structuring AMCOL's compensation plans and programs, the Compensation Committee has, and may continue to, approve awards which would not qualify as performance-based compensation under Section 162(m). Such awards may include discretionary cash bonuses under the Annual Discretionary Cash Incentive Plan. The Compensation Committee reserves the flexibility and authority to make decisions that are in the best interest of AMCOL and its shareholders, even if those decisions do not result in full deductibility under Section 162(m).

Elements of Compensation
------------------------

     The principal elements of our executive compensation program are base salary, annual performance-based cash bonuses, long-term equity incentives in the form of stock options, other customary benefits and limited perquisites, and, in certain circumstances, severance and other benefits upon termination and/or a change in control. Our Compensation Committee believes that these elements of compensation are generally typical in our industry, and they are provided by AMCOL in order to remain competitive with our peer companies in attracting, motivating and retaining superior executive talent.

     Base Salary. The 2006 base salaries for the executive officers were established in their respective 2006 employment agreements. In setting these initial base salaries, the Compensation Committee considered levels of responsibility, prior experience and breadth of knowledge, past performance, internal equity issues and external pay practices. These base salaries will be reviewed annually by the Compensation Committee and are subject to increase. Any such increase is expected to be made based primarily upon individual performance and market pay practices. The 2006 base salaries of the executive officers reflect, on average, an increase of approximately 5% over 2005 base salaries. For 2006, base salary accounted for approximately 28% of total compensation for Mr. Washow and approximately 36% on average for our other executive officers.

     Annual Performance-Based Cash Bonus. Pursuant to the terms of their respective employment agreements, each of the executive officers are eligible for an annual cash bonus in an amount equal to at least their annual base salary based on the achievement of performance goals established annually by the Compensation Committee. These awards are made pursuant to the Cash Incentive Plan. The Compensation Committee determines the performance measures and other terms and conditions of these cash bonuses for executive officers. The awards generally reflect a threshold payment, a target payment and a maximum payment, depending on the level of performance measure achieved. The Compensation Committee does not have authority to grant a waiver if the established performance measures are not achieved, or to increase any amounts payable under the Cash Incentive Plan. However, AMCOL may grant discretionary cash bonus awards that are not subject to satisfaction of any performance criteria under the Annual Discretionary Cash Incentive Plan. No awards were made to the executive officers in 2006 under the Annual Discretionary Cash Incentive Plan.

     For 2006, the performance measures for each of the executive officers includes earnings per share and return on capital employed. The performance measures for Messrs. McKendrick and Morrison also includes environmental segment operating profit and minerals segment operating profit, respectively. In setting the measures, the Compensation Committee considered, among other matters, each individual's and AMCOL's past performance, the 2006 operating plan, and general economic conditions. No amounts are payable unless a specified "threshold" performance level is reached. All bonus amounts are subject to the following limits: Mr. Washow, 150% of 2006 base salary and Messrs. Castagna, McKendrick and Morrison, 100% of 2006 base salary. For 2006, based on company performance, Messrs. Washow, Castagna and McKendrick each received the maximum bonus. For 2006, performance-based bonus awards accounted for approximately 42% of total compensation for Mr. Washow and 32% on average for our other executive officers.

     Equity Based Compensation -- Long-Term Incentive. The Compensation Committee believes that equity-based compensation is the most effective means of ensuring that our executive officers have a continuing stake in AMCOL's long-term success. We currently utilize stock options as our equity compensation component. The Compensation Committee believes that stock options serve the following purposes: (i) reward executive officers for long-term shareholder value creation; (ii) provide competitive long-term incentive award opportunities; (iii) retain employees through wealth accumulation opportunities; and (iv) focus executive officers on long-term, sustained performance.

     In structuring equity awards, the Compensation Committee targets an annual share utilization of up to 1.5% of our outstanding shares. In keeping with AMCOL's commitment to provide a compensation package that focuses on at-risk pay components, the executive officers are awarded stock options with an exercise price equal to the fair market value of AMCOL's common stock on the date of grant and these options will have value to our executive officers only if the market price of our common stock increases after the date of grant. Typically, our stock options vest 33% after one year, 66% after two years, and 100% after three years. In determining the size of stock option grants to executive officers, our Compensation Committee considers AMCOL's performance, relative shareholder return, individual performance against the individual's objectives, comparative share ownership and equity award data, competitive compensation practices, historical awards to the individual and the recommendations of Mr. Washow and Mr. Castagna. For 2006, options granted in 2006 accounted for approximately 14% of total compensation for Mr. Washow and 21% on average for our other executive officers, based on the total fair value of the options under SFAS No. 123(R) as reported in AMCOL's audited financial statements. The value of such options will ultimately depend on the increase, if any, in the price of AMCOL's common stock.

     Other Benefits and Perquisites. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and our 401(k) savings plan (with a company match), in each case on the same basis as other employees, subject to applicable law. AMCOL sponsors two defined benefit pension plans in which our executive officers participate. Our Pension Plan is available to employees hired on or before January 1, 2004. Our executive officers also participate in our Supplementary Pension Plan which provides benefits to certain participants in our Pension Plan whose accrued benefit is restricted by provisions of the Internal Revenue Code. Our executive officers are also provided deferred compensation opportunities through a non-qualified Deferred Compensation Plan. In addition to employee directed deferrals, AMCOL annually credits each participant's Deferred Compensation Plan account with an amount equal to the amount that would have been contributed to the 401(k) savings plan, without regard to any qualified plan limits, if the amount had not been deferred. For a description of the Pension Plan, the Supplementary Pension Plan and the Deferred Compensation Plan, please see the sections entitled "Executive Compensation -- Pension Benefits" and "--Nonqualified Deferred Compensation" below, respectively.

     Consistent with the philosophy and culture of AMCOL, a few modest perquisites are provided to the executive officers. Perquisites include a company car allowance, excess private liability insurance coverage and executive life insurance coverage.

     Severance and Change of Control Payments. AMCOL has entered into employment agreements with the executive officers. These agreements contain severance and change in control provisions. These agreements are designed to promote stability and continuity of senior management, both of which are in the best interest of AMCOL and its shareholders. Our severance and change in control provisions for the executive officers are summarized below under "Executive Compensation -- Potential Payments Upon Termination or Change of Control."

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                                      THE COMPENSATION COMMITTEE


                                                      Dale E. Stahl, Chariman
                                                      Arthur Brown
                                                      Daniel P. Casey
                                                      Audrey L. Weaver

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain summary information regarding the compensation awarded to, earned by or paid by AMCOL to or for the account of our Chief Executive Officer, our Chief Financial Officer and our two (2) other executive officers during the fiscal year ended December 31, 2006.

                                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                                        CHANGE IN
                                                                                         PENSION
                                                                                        VALUE AND
                                                                                       NONQUALIFIED
                                                                         NON-EQUITY     DEFERRED
                                                 STOCK       OPTION    INCENTIVE PLAN  COMPENSATION    ALL OTHER
                                                 AWARDS      AWARDS     COMPENSATION     EARNINGS    COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($)   ($)(1)      ($)(1)        ($)(2)         ($)(3)        ($)(4)      TOTAL ($)
---------------------------   ----  ----------  ---------  ----------  --------------  ------------  ------------  -----------
Lawrence E. Washow            2006  $  525,000  $  29,022  $  259,566  $      788,000  $    216,401  $     67,657  $ 1,885,646
   President and Chief
   Executive Officer

Gary L. Castagna              2006  $  278,000  $  18,139  $  170,593  $      278,000  $      1,542  $     27,900  $   774,174
   Senior Vice
   President, Chief
   Financial Officer and
   Treasurer

Ryan F. McKendrick            2006  $  268,000  $  18,139  $  168,960  $      268,000  $    154,859  $     22,173  $   900,131
   Vice President;
   President of Colloid
   Environmental
   Technologies
   Company and Volclay
   International Corp.

Gary D. Morrison              2006  $  223,000  $  13,060  $  103,886  $      161,350  $     26,210  $     12,415  $   539,921
   Vice President;
   President of American
   Colloid Company

     (1) These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R) and include amounts from awards granted in and prior to 2006. Under SFAS No. 123(R), the fair value of these awards is recognized ratably over the vesting period. Details of the assumptions used in valuing these awards are set forth in Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

     (2) These performance-based cash bonuses were made pursuant to our Annual Cash Incentive Plan. These performance-based incentive awards are earned based on 2006 performance. These amounts were paid to the executive officers in February 2007.

     (3) Amounts reflect the aggregate change in actuarial present value of accumulated benefits under the Pension Plan and the Supplemental Pension Plan from December 31, 2005 to December 31, 2006.

     (4) Amounts reflect the following for each executive officer: matching contributions allocated by AMCOL pursuant to AMCOL's 401(k) Savings Plan; the value attributable to personal use of company-provided automobiles; premiums paid for excess personal liability insurance coverage; and premiums paid for life insurance coverage. For Messrs. Washow and Castagna, also includes $39,181 and $7,556, respectively, reflecting a credit to AMCOL's Deferred Compensation Plan in amounts equal to the amount that would have been contributed by AMCOL to the executive officer's account in the 401(k) Savings Plan with respect to the compensation deferred, without regard to any qualified plan limits.

Employment Agreements
---------------------

     Each of Messrs. Castagna, McKendrick, Morrison and Washow are parties to employment agreements with AMCOL. The initial employment term under each agreement is three years (expiring in March 2009), with a rolling six-month extension (unless either party gives notice of expiration six months prior to the extension). Each agreement provides for an annual salary and a performance based annual bonus, both of which are subject to deferral in AMCOL's discretion in the event payments to such executive are not deductible by AMCOL under the tax laws. Such amounts, if any, are subject to deferral by AMCOL until they are deductible by AMCOL. The agreements also include a non-competition / non-solicitation covenant effective during employment and for one year thereafter.

     Prior to a Change of Control (as defined below), if AMCOL terminates an officer without cause or the officer terminates his employment for Good Reason (as defined below), the officer is entitled to receive: (1) his accrued salary and bonus; (2) a pro-rata annualized bonus; (3) his base salary for 18 months (in the case of Messrs. Castagna, McKendrick and Morrison) or 24 months (in the case of Mr. Washow); and (4) continued employee benefits during a transition period.

     After a Change of Control, if an officer is terminated without cause or the officer terminates his employment for Good Reason, the officer is entitled to receive: (1) his accrued salary and bonus; (2) a pro-rata annualized bonus; (3) a lump sum equal to three times (in the case of Messrs. Castagna, McKendrick and Washow) or two times (in the case of Mr. Morrison) the sum of his salary and Annualized Bonus (defined as the greater of (i) the target annual bonus for such year and (ii) the average of the annual bonuses paid to the executive in the three previous fiscal years); (4) continued employee benefits until the earlier of three years (in the case of Messrs. Castagna, McKendrick and Washow) or two years (in the case of Mr. Morrison) or the date the officer commences a new job; and (5) a lump sum of any amount then payable to him pursuant to the tax gross-up provision. Also, the officers would be entitled to receive these amounts in the event a Change of Control becomes imminent (as defined in the employment agreements) within thirty days following their termination and the Change of Control occurs within the following six months.

     If the officer's employment terminates due to his death or disability prior to a Change of Control or more than seven months after a Change of Control, the officer or his beneficiaries are entitled to the officer's accrued salary and bonus and the officer's pro-rata annualized bonus. If the officer's employment terminates due to his death or disability within seven months after a Change of Control, the officer or his beneficiaries are entitled to receive the compensation and benefits described above with respect to termination without cause after a Change of Control, except that the employee benefits are limited to welfare benefits.

     If, at any time, AMCOL terminates an officer for cause or, except as described above, the officer terminates his employment without Good Reason, the officer is entitled to his accrued salary and bonus, but would not be entitled to any severance pay.

     A Change of Control is defined as any change of control under the tax laws and any one or more of the following, subject to certain exemptions: (1) any person (other than certain AMCOL affiliates, an AMCOL subsidiary or an AMCOL employee benefit plan) acquires 50.1% or more of AMCOL's common stock; (2) the incumbent directors cease to constitute at least one-half of the AMCOL directors; (3) 50.1% of AMCOL's assets are sold; (4) the shareholders approve a plan of liquidation; and (5) with respect to Messrs. McKendrick and Morrison, the sale of the stock or assets of the subsidiaries for which they serve as president, provided such subsidiaries represent a significant portion of AMCOL's net sales.

         Good Reason is defined as the occurrence of any one of the following events: (1) any material breach of the employment agreement by AMCOL which has not been cured as required; or (2) AMCOL's failure to assign the employment agreement to a successor or the successor's failure to expressly assume and agree to be bound by the employment agreement.

                           GRANTS OF PLAN-BASED AWARDS

     The following table sets forth certain information regarding grants of plan-based awards to our executive officers during the fiscal year ended December 31, 2006.

                                                                               ALL OTHER
                                                                                OPTION
                                                                                AWARDS:
                                                                               NUMBER OF     EXERCISE OR    GRANT DATE
                                       ESTIMATED FUTURE PAYOUTS UNDER         SECURITIES    BASE PRICE OF  FAIR VALUE OF
                                    NON-EQUITY INCENTIVE PLAN AWARDS (1)      UNDERLYING       OPTION        STOCK AND
                       GRANT    -------------------------------------------     OPTIONS        AWARDS         OPTION
NAME                   DATE     THRESHOLD ($)    TARGET ($)    MAXIMUM ($)      (#)(2)       ($/Sh)(3)      AWARDS (4)
------------------  ----------  -------------  -------------  -------------  -------------  -------------  -------------
Lawrence E. Washow    2/7/06    $     150,000  $     525,000  $     788,000         30,000  $       26.02  $     269,643
Gary L. Castagna      2/7/06    $      42,000  $     167,000  $     278,000         20,000  $       26.02  $     179,761
Ryan F. McKendrick    2/7/06    $      47,000  $     161,000  $     268,000         20,000  $       26.02  $     179,761
Gary D. Morrison      2/7/06    $      17,000  $     134,000  $     223,000         12,000  $       26.02  $     107,857

(1) These incentive awards were granted under the Annual Cash Incentive Plan. These are cash incentive awards for the 2006 fiscal year, payable for 2006 performance if certain performance goals are achieved. See the column titled "Non-Equity Incentive Plan Compensation" in the "Summary Compensation Table" for amounts earned in 2006 by the executive officers under this plan.

(2) These options vest as a rate of 33% after one year, 66% after two years and 100% after three years. The options have a six-year term.

(3) The exercise price of these options is the closing price of our common stock on the New York Stock Exchange on the grant date.

(4) Amounts represent the total fair value of stock options granted in 2006 under SFAS No. 123(R). Details of the assumptions used in valuing these stock options are set forth in Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth certain information regarding the outstanding equity awards at December 31, 2006 of our executive officers.

                                            NUMBER OF
                             NUMBER OF     SECURITIES
                            SECURITIES     UNDERLYING
                            UNDERLYING     UNEXERCISED
                            UNEXERCISED    OPTIONS (#)      OPTION         OPTION
                            OPTIONS (#)   UNEXERCISABLE    EXERCISE      EXPIRATION
NAME                        EXERCISABLE        (1)         PRICE ($)        DATE
-------------------------  -------------  -------------  -------------  -------------
Lawrence E. Washow                39,919             --  $     1.56818       2/3/2009
                                  21,500             --  $       3.875      7/17/2010
                                  31,500             --  $        5.00      5/17/2011
                                  24,000          6,000  $        6.65       2/4/2012
                                  30,000             --  $        5.67       2/3/2009
                                  20,000         10,000  $       18.10       2/9/2010
                                  10,000         20,000  $       20.90      2/10/2011
                                      --         30,000  $       26.02       2/7/2012

Gary L. Castagna                  10,000             --  $        5.00      5/17/2011
                                  14,400          3,600  $        6.65       2/4/2012
                                  18,000             --  $        5.67       2/3/2009
                                  12,000          6,000  $       18.10       2/9/2010
                                   6,667         13,333  $       20.90      2/10/2011
                                       0         20,000  $       26.02       2/7/2012

Ryan F. McKendrick                 2,800             --  $        5.00      5/17/2011
                                      --          3,400  $        6.65       2/4/2012
                                      --          5,666  $       18.10       2/9/2010
                                      --         13,333  $       20.90      2/10/2011
                                      --         20,000  $       26.02       2/7/2012

Gary D. Morrison                   1,587             --  $     2.06186      2/13/2007
                                  27,261             --  $     2.28693      2/10/2008
                                  35,009             --  $     1.56818       2/3/2009
                                  12,000             --  $       3.875      7/17/2010
                                  14,000             --  $        5.00      5/17/2011
                                   9,600          2,400  $        6.65       2/4/2012
                                  12,000             --  $        5.67       2/3/2009
                                   8,000          4,000  $       18.10       2/9/2010
                                   4,000          8,000  $       20.90      2/10/2011
                                       0         12,000  $       26.02       2/7/2012

(1) All options granted prior to 2003 vest at a rate of 20% per year over five years. All options granted in 2003 and subsequently vest at a rate of 33% after one year, 66% after two years and 100% after three years.

                        OPTION EXERCISES AND STOCK VESTED

     The following table sets forth certain information regarding option exercises and the vesting of restricted stock of our executive officers during the fiscal year ended December 31, 2006.

                                     OPTION AWARDS                         STOCK AWARDS
                            -------------------------------   -------------------------------
                               NUMBER OF                         NUMBER OF
                                SHARES                            SHARES
                               ACQUIRED      VALUE REALIZED      ACQUIRED      VALUE REALIZED
                             ON EXERCISE      ON EXERCISE       ON VESTING       ON VESTING
NAME                             (#)              ($)              (#)              ($)
-------------------------   --------------   --------------   --------------   --------------
Lawrence E. Washow                  12,000   $      333,240           40,000   $    1,104,400
Gary L. Castagna                     7,000   $      195,370           25,000   $      690,250
Ryan F. McKendrick                  27,067   $      693,371           25,000   $      690,250
Gary D. Morrison                    37,117   $      940,652           18,000   $      496,980

                                PENSION BENEFITS

     The following table sets forth certain information regarding the pension benefits of our executive officers.

                                                          NUMBER
                                                         OF YEARS     PRESENT
                                                         CREDITED     VALUE OF     PAYMENTS DURING
                                                         SERVICE     ACCUMULATED   LAST FISCAL YEAR
NAME                                PLAN NAME              (#)       BENEFIT ($)           ($)
-------------------------   -------------------------   ----------   -----------   ----------------
Lawrence E. Washow          Pension Plan                      28.3   $   360,035                 --
                            Supplemental Retirement           28.3   $ 1,629,023                 --

Gary L. Castagna            Pension Plan                       5.1   $    36,741                 --
                            Supplemental Retirement            5.1   $    53,157                 --

Ryan F. McKendrick          Pension Plan                      22.7   $   321,848                 --
                            Supplemental Retirement           22.7   $   501,677                 --

Gary D. Morrison            Pension Plan                      25.6   $   262,340                 --
                            Supplemental Retirement           25.6   $   220,924                 --

     AMCOL calculates the present values shown in the table above using (i) the 30-year Treasury rate; (ii) each plan's normal retirement age (age 65, 66, or 67 depending on the executive officer's date of birth); and (iii) a single life annuity payment form. The present values shown in the table reflect postretirement mortality, based on the 1994 GAR Table per Internal Revenue Service Revenue Ruling 2001-62, but do not include a factor for preretirement termination, mortality, or disability. The calculations are based on a calculation date of December 31 instead of the measurement date of September 30.

     Our executive officers participate in two defined benefit pension plans. The AMCOL International Pension Plan (the "Pension Plan") is a defined benefit pension plan available to employees hired on or before January 1, 2004. The Pension Plan is qualified under Section 401 (a) of the Internal Revenue Code (the "Code"). The Supplementary Pension Plan for Employees of AMCOL International Corporation (the "SERP") is a nonqualified defined benefit pension plan that provides benefits to certain employees who participate in the Pension Plan and whose accrued benefit under such plan is restricted by the Code.

The Pension Plan
----------------

     All of our employees hired prior to January 1, 2004 are eligible to participate in the Pension Plan. All of our executive officers participate in the Pension Plan. The Pension Plan provides a life annuity benefit at normal retirement age equal to the larger of (1) and (2) below:

(1)  The sum of (A) and (B) below:

     (A) 0.75 percent of Final Average Monthly Compensation (defined below) multiplied by years and months of Credited Service (defined below);

     (B) 0.75 percent of Final Average Monthly Compensation in excess of Social Security Covered Compensation Level (defined below) multiplied by years and months of Credited Service (maximum of 35 years).

(2)  $15.00 multiplied by years and months of Credited Service.

     Normal retirement age varies based on the executive officer's date of birth (age 65 if born before 1938; age 66 if born between 1938-1954; age 67 if born after 1954). Final Average Monthly Compensation is computed as the average of the five consecutive years of compensation over the entire period of employment which produce the highest monthly average. Compensation includes base salary and bonuses before these are reduced by contributions to tax-deferred or tax-exempt plans under the Code. Compensation recognized under the Pension Plan is limited under the Code. Credited Service is determined in years and months from the date of hire, excluding certain periods of absence. Social Security Covered Compensation Level is the average (without indexing) of the Social Security Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the participant attains (or will attain) his social security normal retirement age.

     A participant's right to an accrued benefit under the Pension Plan becomes nonforfeitable after five years of vesting service or when the participant attains normal retirement age. The accrued benefit is payable on an unreduced basis on or after normal retirement age. Participants who terminate with the sum of their age and service greater than or equal to 70 (early retirement age) may commence benefits at any time. Except for Mr. Castagna, all of our executive officers are currently eligible for early retirement benefits under the Pension Plan. Such benefits are reduced by 6-2/3% per year for each of the first five years by which benefit commencement precedes the social security normal retirement age and 3-1/3% per year for each of the next five years by which benefit commencement precedes the social security normal retirement age. For benefits commencing more then ten years prior to attaining the social security normal retirement age, the monthly benefit will be actuarially reduced.

     The standard form of payment for a single participant is the single life annuity. The standard form of payment for a married participant is the qualified 50% joint and survivor annuity. Several optional forms of payment are offered. These include: 50% and 100% joint and contingent annuities, 10 year certain and life annuity, and the single life annuity. Benefits paid under any of these optional forms are actuarially equivalent to the single life annuity benefit available at commencement age.

The SERP
--------

     The SERP provides the portion of the Pension Plan benefit which cannot be paid to participants due to certain compensation limitations or benefit amount limitations of the Code. All of our executive officers participate in the SERP. The provisions of the SERP are the same as the Pension Plan. A participant who retires and becomes eligible to receive a benefit under the Pension Plan, whether a normal, early, or late retirement benefit, would receive a benefit from the SERP equal to the excess, if any, of the amount the participant would have received from the Pension Plan if the limiting Code provisions applied to the participant's actual Pension Plan benefit. The amount of the benefit the participant would have received under the Pension Plan would be determined on the same basis as the participant's actual Pension Plan benefit, taking into account the participant's age, compensation history, service, and form of benefit elected under the Pension Plan.

                        NONQUALIFED DEFERRED COMPENSATION

     The following table sets forth certain information regarding deferred compensation with respect to the executive officers with respect to the fiscal year ended December 31, 2006.

                              EXECUTIVE      REGISTRANT       AGGREGATE       AGGREGATE       AGGREGATE
                            CONTRIBUTIONS   CONTRIBUTIONS    EARNINGS IN     WITHDRAWALS/    BALANCE AT
                             IN LAST FY      IN LAST FY        LAST FY      DISTRIBUTIONS     LAST FYE
NAME                           ($)(1)          ($)(2)            ($)             ($)           ($)(1)
-------------------------   -------------   -------------   -------------   -------------   -------------
Lawrence E. Washow          $     210,000   $      39,181   $   1,153,817              --   $   5,027,776
Gary L. Castagna            $      24,636   $       7,556   $      25,129              --   $     245,695
Ryan F. McKendrick                     --              --   $      19,759              --   $     257,275
Gary D. Morrison                       --              --   $       8,212              --   $      60,492

(1) All executive contributions were reported as compensation in the Summary Compensation Table under the salary and/or bonus columns, depending on the source of the executive contribution. Executive contributions which are shown as amounts in the balance column were also reported in the Summary Compensation Table for prior years under the salary and/or bonus column, depending on the source of the contribution, in the year in which the deferral occurred.
(2) The Company contributes an Annual Company Matching Amount to participant accounts equal to what the Company would have credited to their 401(k) Savings Plan accounts had those deferrals not been reduced because of limits under the 401(k) plan. Participants must be employed at the end of the Plan year and must actually defer Base Annual Salary and/or Annual Bonus into this nonqualified plan.

Deferred Compensation Plan
--------------------------

     The AMCOL International Corporation Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan") allows a select group of management and highly compensated employees to defer up to 75% of their annual base salary and/or 100% of their annual bonus, with an aggregate minimum deferral of $3,000. The minimum period for a deferral election is three years. All of our executive officers participate in the Deferred Compensation Plan.

     In addition to employee directed deferrals, AMCOL annually credits each participant's Deferred Compensation Plan account with an amount equal to the amount that would have been contributed to the AMCOL International Corporation 401(k) Savings Plan, without regard to any qualified plan limits, if the amount had not been deferred. Participants are 100% vested in employee and matching amounts. AMCOL, at its sole discretion, may also make discretionary and/or profit sharing contributions to the Deferred Compensation Plan, which would be subject to a vesting schedule.

     Participants may elect from a list of certain mutual funds to determine any amounts credited or debited from their accounts, although AMCOL is under no obligation to invest the deferred amounts in any specified fund. This list is made available to all participants and account balances are credited or debited based on the current market rates for these funds. Participants may reallocate account balances and/or future deferrals on a daily basis.

     Participants are entitled to receive a distribution from their account balances at the earlier of the end of the elected deferral period or retirement, disability or termination of employment. Accounts are distributed in a lump sum or, in certain circumstances, in installments over a 15 year period. Withdrawal elections can be made, subject to a withdrawal penalty and forfeiture of participation for the current and subsequent year. Participants can also petition the Compensation Committee to receive a full or partial payout from the Deferred Compensation Plan in the event of an unforeseeable financial emergency.

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

     The following summaries set forth potential payments payable to our executive officers upon termination of their employment or a change of control of AMCOL. Our executive officers are entitled to these payments under their employment agreements, our stock plans and certain other benefit plans. The amounts shown assume that such termination was effective as of December 29, 2006 (the last business day of our 2006 fiscal year), and reflect the price of our common stock on such date ($27.74). The tables below do not reflect amounts payable to our executive officers pursuant to plans or arrangements that are available generally to all of AMCOL's salaried employees, such as payments under the pension plan, the 401(k) Plan, the life insurance plan, the disability insurance plan and the vacation pay policy, and payment of accrued base salary and accrued bonuses.

PAYMENTS MADE UPON RESIGNATION FOR GOOD REASON OR TERMINATION BY AMCOL WITHOUT CAUSE

     In the event an executive officer resigns for good reason or AMCOL terminates the executive officer without cause, each as defined in the employment agreements, the executive officer is entitled to the following:

  o severance in the form of his base salary payable for the following 18 months (in the case of Messrs. Castagna, McKendrick and Morrison) or 24 months (in the case of Mr. Washow);

  o a prorated portion of any bonus he would have received with respect to the 2006 fiscal year under the Annual Cash Incentive Plan;

  o any equity awards outstanding under AMCOL's equity compensation plans will continue to vest during the 18 or 24 month transition period during which his base salary continues to be paid;

  o continued coverage under any employee medical, health and life insurance plans for the applicable transition period;

  o  his account balance in the Deferred Compensation Plan; and

  o  his account balance in the SERP.

     If a change of control becomes imminent within thirty days following the termination and the change of control occurs within the following six months, the executive officer is also entitled to the benefits described below under "Payments Made In Connection with a Change of Control" to the extent not previously provided.

PAYMENTS MADE UPON RETIREMENT

     In the event of the retirement of an executive officer, the executive officer is entitled to the following:

  o in certain cases, immediate vesting of all stock options held by the executive officer (pursuant to the o terms of the 1998 Long-Term Incentive Plan, immediate vesting occurs if retirement occurs at or after 65, or after 55 with the consent of AMCOL, at the discretion of the Compensation Committee);

  o  his account balance in the Deferred Compensation Plan; and

  o  his account balance in the SERP.

PAYMENTS MADE UPON DEATH OR DISABILITY

     In the event of the death or disability of an executive officer, the executive officer is entitled to the following:

  o a prorated portion of any bonus he would have received with respect to the 2006 fiscal year under the Annual Cash Incentive Plan;

  o with the consent of the Compensation Committee, immediate vesting of all stock options held by the executive officer;

  o  his account balance in the Deferred Compensation Plan; and

  o  his account balance in the SERP.

     If the death or disability occurs at such time as a change in control is imminent, as defined in the employment agreement, or at any time within seven months after a change in control, the executive officer is also entitled to the benefits described below under "Payments Made In Connection with a Change of Control" to the extent not previously provided.

PAYMENTS MADE IN CONNECTION WITH A CHANGE OF CONTROL

     If an executive's employment is terminated following a change of control, or if following such event the executive terminates his employment in certain circumstances defined in the employment agreements which constitute "good reason," the executive officer is entitled to the following:

  o severance in the form of a lump sum payment in an amount equal to three times his base salary and annualized bonus (in the case of Messrs. Castagna, McKendrick and Washow) and two times his base salary and annualized bonus (in the case of Mr. Morrison). For this purpose, annualized bonus is defined as the greater of (i) the target annual bonus for such year and (ii) the average of the annual bonuses paid to the executive in the three previous fiscal years;

  o a prorated portion of any bonus he would have received with respect to the 2006 fiscal year under the Annual Cash Incentive Plan;

  o  immediate vesting of all stock options held by the executive officer;

  a gross-up payment to provide the executive officer with an amount, on an after-tax basis, equal to any excise taxes payable by the executive officer under the tax laws in connection with the payments described above;

  o continued coverage under any employee medical, health and life insurance plans for the applicable transition period;

  o  his account balance in the Deferred Compensation Plan; and

  o  his account balance in the SERP.

LAWRENCE E. WASHOW

     The following table shows the potential payments upon termination or a change of control of the Company for Lawrence E. Washow.

                                                                      RESIGNATION FOR         CHANGE OF
                                                                       GOOD REASON OR          CONTROL
                                      VOLUNTARY        FOR CAUSE        TERMINATION          (EMPLOYMENT
BENEFITS AND PAYMENTS UPON         TERMINATION ON    TERMINATION ON    WITHOUT CAUSE        CONTINUES) ON
TERMINATION                          12/29/2006        12/29/2006      ON 12/29/2006          12/29/2006
-------------------------------   ----------------  ----------------  ----------------     ----------------
Cash Severance                    $             --  $             --  $      1,050,000(2)  $             --
Prorated Bonus                    $             --  $             --  $        788,000     $             --
Option Vesting Acceleration (3)   $             --  $             --  $        394,140(4)  $        411,340
SERP (5)                          $      1,629,023  $      1,629,023  $      1,629,023     $             --
Deferred Compensation Plan (6)    $      5,027,776  $      5,027,776  $      5,027,776     $             --
Health and Welfare Benefits (7)   $             --  $             --  $         22,420     $             --
Life Insurance Benefits (8)       $             --  $             --  $          4,320     $             --
Excise Tax & Gross-Up             $             --  $             --  $             --     $             --

                                    RESIGNATION
                                     FOR GOOD
                                     REASON OR
                                    TERMINATION
                                   WITHOUT CAUSE
                                    FOLLOWING A
                                    CHANGE-IN-
                                    CONTROL, OR
                                     DEATH OR
                                    DISABILITY
                                     WITHIN 7
                                    MONTHS OF A
                                     CHANGE OF       RETIREMENT    DISABILITY
BENEFITS AND PAYMENTS UPON          CONTROL ON           ON            ON         DEATH ON
TERMINATION                        12/29/2006(1)     12/29/2006    12/29/2006    12/29/2006
-------------------------------   ----------------  ------------  ------------  ------------
Cash Severance                    $      3,705,000  $         --  $         --  $         --
Prorated Bonus                    $        788,000  $         --  $    788,000  $    788,000
Option Vesting Acceleration (3)   $             --  $    411,340  $    411,340  $    411,340
SERP (5)                          $      1,629,023  $  1,629,023  $  1,629,023  $  1,629,023
Deferred Compensation Plan (6)    $      5,027,776  $  5,027,776  $  5,027,776  $  5,027,776
Health and Welfare Benefits (7)   $         33,630  $         --  $         --  $         --
Life Insurance Benefits (8)       $          6,480  $         --  $         --  $         --
Excise Tax & Gross-Up             $      1,370,017  $         --  $         --  $         --

(1) These amounts are in addition to amounts payable under the preceding column "Change of Control (employment continues)." Such amounts are also payable if a change of control becomes imminent within thirty days following termination of employment and the change of control occurs within the following six months.
(2)  This severance payment is paid out over a period of 24 months.
(3) For purposes of this table, AMCOL has assumed that the Compensation Committee has elected to accelerate all options in each instance in which the acceleration is subject to the discretion of the Compensation Committee.
(4) Reflects the value of the equity awards outstanding under AMCOL's equity compensation plans which would continue to vest during the 24 month transition period based on the difference between the exercise price and $27.74.
(5) Reflects the present value of the accumulated benefit under the SERP. The payment schedule depends on the form of payment for the executive officer under the Pension Plan. Under the Pension Plan, forms of payment include qualified 50% joint and survivor annuity, 50% and 100% joint and contingent annuities, 10 year certain and life annuity, and the single life annuity.
(6) Participants are entitled to receive a distribution at the earlier of the end of the elected deferral period or retirement, disability or termination of employment. Accounts are distributed in a lump sum or, in certain circumstances, in installments over a period of up to 15 years.
(7) Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of Mr. Washow under AMCOL's health and welfare benefit plans.
(8) Reflects the estimated lump-sum present value of the cost of coverage for life insurance provided by AMCOL to Mr. Washow.

GARY L. CASTAGNA

     The following table shows the potential payments upon termination or a change of control of the Company for Gary L. Castagna.

                                                                      RESIGNATION FOR         CHANGE OF
                                                                       GOOD REASON OR          CONTROL
                                      VOLUNTARY        FOR CAUSE        TERMINATION          (EMPLOYMENT
BENEFITS AND PAYMENTS UPON         TERMINATION ON    TERMINATION ON    WITHOUT CAUSE        CONTINUES) ON
TERMINATION                          12/29/2006        12/29/2006      ON 12/29/2006          12/29/2006
-------------------------------   ----------------  ----------------  ----------------     ----------------
Cash Severance                    $             --  $             --  $        417,000(2)  $             --
Prorated Bonus                    $             --  $             --  $        278,000     $             --
Option Vesting Acceleration (3)   $             --  $             --  $        247,896(4)  $        259,362
SERP (5)                          $         53,157  $         53,157  $         53,157     $             --
Deferred Compensation Plan (6)    $        245,695  $        245,695  $        245,695     $             --
Health and Welfare Benefits (7)   $             --  $             --  $         16,815     $             --
Life Insurance Benefits (8)       $             --  $             --  $          1,355     $             --
Excise Tax & Gross-Up             $             --  $             --  $             --     $             --

                                    RESIGNATION
                                     FOR GOOD
                                     REASON OR
                                    TERMINATION
                                   WITHOUT CAUSE
                                    FOLLOWING A
                                    CHANGE-IN-
                                    CONTROL, OR
                                     DEATH OR
                                    DISABILITY
                                     WITHIN 7
                                    MONTHS OF A
                                     CHANGE OF       RETIREMENT    DISABILITY
BENEFITS AND PAYMENTS UPON          CONTROL ON           ON            ON         DEATH ON
TERMINATION                        12/29/2006(1)     12/29/2006    12/29/2006    12/29/2006
-------------------------------   ----------------  ------------  ------------  ------------
Cash Severance                    $      1,592,510  $         --  $         --  $         --
Prorated Bonus                    $        278,000  $         --  $    278,000  $    278,000
Option Vesting Acceleration (3)   $             --  $    259,362  $    259,362  $    259,362
SERP (5)                          $         53,157  $     53,157  $     53,157  $     53,157
Deferred Compensation Plan (6)    $        245,695  $    245,695  $    245,695  $    245,695
Health and Welfare Benefits (7)   $         22,420  $         --  $         --  $         --
Life Insurance Benefits (8)       $          1,806  $         --  $         --  $         --
Excise Tax & Gross-Up             $        647,721  $         --  $         --  $         --

(1) These amounts are in addition to amounts payable under the preceding column "Change of Control (employment continues)." Such amounts are also payable if a change of control becomes imminent within thirty days following termination of employment and the change of control occurs within the following six months.
(2)  This severance payment is paid out over a period of 18 months.
(3) For purposes of this table, AMCOL has assumed that the Compensation Committee has elected to accelerate all options in each instance in which the acceleration is subject to the discretion of the Compensation Committee.
(4) Reflects the value of the equity awards outstanding under AMCOL's equity compensation plans which would continue to vest during the 18 month transition period based on the difference between the exercise price and $27.74.
(5) Reflects the present value of the accumulated benefit under the SERP. The payment schedule depends on the form of payment for the executive officer under the Pension Plan. Under the Pension Plan, forms of payment include qualified 50% joint and survivor annuity, 50% and 100% joint and contingent annuities, 10 year certain and life annuity, and the single life annuity.
(6) Participants are entitled to receive a distribution at the earlier of the end of the elected deferral period or retirement, disability or termination of employment. Accounts are distributed in a lump sum or, in certain circumstances, in installments over a period of up to 15 years.
(7) Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of Mr. Castagna under AMCOL's health and welfare benefit plans.
(8) Reflects the estimated lump-sum present value of the cost of coverage for life insurance provided by AMCOL to Mr. Castagna.

RYAN F. MCKENDRICK

     The following table shows the potential payments upon termination or a change of control of the Company for Ryan F. McKendrick.

                                                                      RESIGNATION FOR         CHANGE OF
                                                                       GOOD REASON OR          CONTROL
                                      VOLUNTARY        FOR CAUSE        TERMINATION          (EMPLOYMENT
BENEFITS AND PAYMENTS UPON         TERMINATION ON    TERMINATION ON    WITHOUT CAUSE        CONTINUES) ON
TERMINATION                          12/29/2006        12/29/2006      ON 12/29/2006          12/29/2006
-------------------------------   ----------------  ----------------  ----------------     ----------------
Cash Severance                    $             --  $             --  $        402,000(2)  $             --
Prorated Bonus                    $             --  $             --  $        268,000     $             --
Option Vesting Acceleration (3)   $             --  $             --  $        240,458(4)  $        251,924
SERP (5)                          $        501,677  $        501,677  $        501,677     $             --
Deferred Compensation Plan (6)    $        257,275  $        257,275  $        257,275     $             --
Health and Welfare Benefits (7)   $             --  $             --  $         16,815     $             --
Life Insurance Benefits (8)       $             --  $             --  $          1,305     $             --
Excise Tax & Gross-Up             $             --  $             --  $             --     $             --

                                    RESIGNATION
                                     FOR GOOD
                                     REASON OR
                                    TERMINATION
                                   WITHOUT CAUSE
                                    FOLLOWING A
                                    CHANGE-IN-
                                    CONTROL, OR
                                     DEATH OR
                                    DISABILITY
                                     WITHIN 7
                                    MONTHS OF A
                                     CHANGE OF       RETIREMENT    DISABILITY
BENEFITS AND PAYMENTS UPON          CONTROL ON           ON            ON         DEATH ON
TERMINATION                        12/29/2006(1)     12/29/2006    12/29/2006    12/29/2006
-------------------------------   ----------------  ------------  ------------  ------------
Cash Severance                    $      1,533,450  $         --  $         --  $         --
Prorated Bonus                    $        268,000  $         --  $    268,000  $    268,000
Option Vesting Acceleration (3)   $             --  $    251,924  $    251,924  $    251,924
SERP (5)                          $        501,677  $    501,677  $    501,677  $    501,677
Deferred Compensation Plan (6)    $        257,275  $    257,275  $    257,275  $    257,275
Health and Welfare Benefits (7)   $         22,420  $         --  $         --  $         --
Life Insurance Benefits (8)       $          1,740  $         --  $         --  $         --
Excise Tax & Gross-Up             $             --  $         --  $         --  $         --

(1) These amounts are in addition to amounts payable under the preceding column "Change of Control (employment continues)." Such amounts are also payable if a change of control becomes imminent within thirty days following termination of employment and the change of control occurs within the following six months.
(2)  This severance payment is paid out over a period of 18 months.
(3) For purposes of this table, AMCOL has assumed that the Compensation Committee has elected to accelerate all options in each instance in which the acceleration is subject to the discretion of the Compensation Committee.
(4) Reflects the value of the equity awards outstanding under AMCOL's equity compensation plans which would continue to vest during the 18 month transition period based on the difference between the exercise price and $27.74.
(5) Reflects the present value of the accumulated benefit under the SERP. The payment schedule depends on the form of payment for the executive officer under the Pension Plan. Under the Pension Plan, forms of payment include qualified 50% joint and survivor annuity, 50% and 100% joint and contingent annuities, 10 year certain and life annuity, and the single life annuity.
(6) Participants are entitled to receive a distribution at the earlier of the end of the elected deferral period or retirement, disability or termination of employment. Accounts are distributed in a lump sum or, in certain circumstances, in installments over a period of up to 15 years.
(7) Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of Mr. McKendrick under AMCOL's health and welfare benefit plans.
(8) Reflects the estimated lump-sum present value of the cost of coverage for life insurance provided by AMCOL to Mr. McKendrick.

GARY D. MORRISON

     The following table shows the potential payments upon termination or a change of control of the Company for Gary D. Morrison.

                                                                      RESIGNATION FOR         CHANGE OF
                                                                       GOOD REASON OR          CONTROL
                                      VOLUNTARY        FOR CAUSE        TERMINATION          (EMPLOYMENT
BENEFITS AND PAYMENTS UPON         TERMINATION ON    TERMINATION ON    WITHOUT CAUSE        CONTINUES) ON
TERMINATION                          12/29/2006        12/29/2006      ON 12/29/2006          12/29/2006
-------------------------------   ----------------  ----------------  ----------------     ----------------
Cash Severance                    $             --  $             --  $        334,500(2)  $             --
Prorated Bonus                    $             --  $             --  $        161,350     $             --
Option Vesting Acceleration (3)   $             --  $             --  $        157,656(4)  $        164,536
SERP (5)                          $        220,924  $        220,924  $        220,924     $             --
Deferred Compensation Plan (6)    $         60,492  $         60,492  $         60,492     $             --
Health and Welfare Benefits (7)   $             --  $             --  $         16,815     $             --
Life Insurance Benefits (8)       $             --  $             --  $          1,086     $             --
Excise Tax & Gross-Up             $             --  $             --  $             --     $             --

                                    RESIGNATION
                                     FOR GOOD
                                     REASON OR
                                    TERMINATION
                                   WITHOUT CAUSE
                                    FOLLOWING A
                                    CHANGE-IN-
                                    CONTROL, OR
                                     DEATH OR
                                    DISABILITY
                                     WITHIN 7
                                    MONTHS OF A
                                     CHANGE OF       RETIREMENT    DISABILITY
BENEFITS AND PAYMENTS UPON          CONTROL ON           ON            ON         DEATH ON
TERMINATION                        12/29/2006(1)     12/29/2006    12/29/2006    12/29/2006
-------------------------------   ----------------  ------------  ------------  ------------
Cash Severance                    $        848,413  $         --  $         --  $         --
Prorated Bonus                    $        161,350  $         --  $    161,350  $    161,350
Option Vesting Acceleration (3)   $             --  $    164,536  $    164,536  $    164,536
SERP (5)                          $        220,924  $    220,924  $    220,924  $    220,924
Deferred Compensation Plan (6)    $         60,492  $     60,492  $     60,492  $     60,492
Health and Welfare Benefits (7)   $         22,420  $         --  $         --  $         --
Life Insurance Benefits (8)       $          1,448  $         --  $         --  $         --
Excise Tax & Gross-Up             $             --  $         --  $         --  $         --

(1) These amounts are in addition to amounts payable under the preceding column "Change of Control (employment continues)." Such amounts are also payable if a change of control becomes imminent within thirty days following termination of employment and the change of control occurs within the following six months.
(2)  This severance payment is paid out over a period of 18 months.
(3) For purposes of this table, AMCOL has assumed that the Compensation Committee has elected to accelerate all options in each instance in which the acceleration is subject to the discretion of the Compensation Committee.
(4) Reflects the value of the equity awards outstanding under AMCOL's equity compensation plans which would continue to vest during the 18 month transition period based on the difference between the exercise price and $27.74.
(5) Reflects the present value of the accumulated benefit under the SERP. The payment schedule depends on the form of payment for the executive officer under the Pension Plan. Under the Pension Plan, forms of payment include qualified 50% joint and survivor annuity, 50% and 100% joint and contingent annuities, 10 year certain and life annuity, and the single life annuity.
(6) Participants are entitled to receive a distribution at the earlier of the end of the elected deferral period or retirement, disability or termination of employment. Accounts are distributed in a lump sum or, in certain circumstances, in installments over a period of up to 15 years.
(7) Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of Mr. Morrison under AMCOL's health and welfare benefit plans.
(8) Reflects the estimated lump-sum present value of the cost of coverage for life insurance provided by AMCOL to Mr. Morrison.

                              DIRECTOR COMPENSATION

     AMCOL uses a combination of cash and stock options to compensate our non-employee directors. Directors who are also full-time employees of AMCOL are not paid for their services as directors or for attendance at meetings. For the fiscal year ended December 31, 2006, directors who are not employees of AMCOL are entitled to receive an annual cash retainer of $40,000 and an attendance fee of $2,000 per meeting. The Chairman of the Board and the Chairman of each of our board committees received supplemental annual retainers in the following amounts: Chairman of the Board, $15,000; Chairman of the Audit Committee, $7,500; Chairman of the Compensation Committee, $3,000; and Chairman of each of the Executive Committee and the Nominating and Governance Committee, $2,000. Members of each of the Compensation Committee, the Executive Committee and the Nominating and Governance Committee received an attendance fee of $1,500 per meeting. Members of the Audit Committee received an attendance fee of $3,000 per meeting. In February 2006, each non-employee director received a grant of 3,000 options at an exercise price of $26.02 per share, the fair market value on the date of the grant.

     AMCOL provides excess personal liability insurance coverage for its non-employee directors. Non-employee directors are eligible to participate in AMCOL's health insurance plan at the directors' cost. Pursuant to AMCOL's Deferred Compensation Plan, the directors may elect to defer up to 100% of their retainers and attendance fees per year. Additional information regarding the Deferred Compensation Plan is described under the Nonqualified Deferred Compensation Table in this proxy statement.

     The following table sets forth certain information regarding compensation to our non-employee directors during the fiscal year ended December 31, 2006.

                             FEES EARNED
                             OR PAID IN     OPTION      ALL OTHER
                                CASH        AWARDS     COMPENSATION     TOTAL
NAME                             ($)       ($)(1)(2)      ($)(3)         ($)
---------------------------  -----------  -----------  ------------  -----------
Arthur Brown                 $    73,500  $    25,755  $        753  $   100,008
Daniel P. Casey              $    72,000  $    26,728  $        753  $    99,481
Robert E. Driscoll, III (4)  $    57,000  $    25,755  $        753  $    83,508
John Hughes                  $    69,000  $    25,256  $        753  $    95,009
Jay D. Proops                $    72,500  $    25,755  $        753  $    99,008
Clarence O. Redman           $    54,000  $    25,755  $        753  $    80,508
Dale E. Stahl                $    61,500  $    25,755  $        753  $    88,008
Audrey L. Weaver             $    51,000  $    25,755  $        753  $    77,508
Paul C. Weaver               $    57,500  $    25,755  $        753  $    84,008

(1) These amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS No. 123(R) and include amounts from awards granted in and prior to 2006. Under SFAS No. 123(R), the fair value of these awards is recognized ratably over the vesting period. Details of the assumptions used in valuing these awards are set forth in Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
(2) As of December 31, 2006, each director has the following number of options outstanding: Arthur Brown, 40,956; Daniel P. Casey, 17,000; Robert E. Driscoll, 29,478; John Hughes, 24,777; Jay D. Proops, 49,565; Clarence O. Redman, 40,956; Dale E. Stahl, 20,295; Lawrence E. Washow, 242,919; Audrey
     L. Weaver, 9,800; and Paul C. Weaver, 40,956.
(3) These amounts reflect the premiums for excess personal liability insurance coverage.
(4)  Mr. Driscoll retired from the Board of Directors on February 13, 2007.

                          CORPORATE GOVERNANCE MATTERS

2006 Board Committee Membership and Meetings

                                                                      NOMINATING
                                                                         AND
NAME                            AUDIT     COMPENSATION   EXECUTIVE    GOVERNANCE
---------------------------  -----------  ------------  ------------  -----------
Arthur Brown                      X*            X
Daniel P. Casey                   X             X             X
Robert E. Driscoll, III (1)       X             X
John Hughes                                                   X
Jay D. Proops                     X                           X           X*
Clarence O. Redman                                            X
Dale E. Stahl                                   X*            X           X
Lawrence E. Washow                                            X
Audrey L. Weaver                                X
Paul C. Weaver                                                X*          X
Number of Meetings in 2006        5             2             4           2

*    Chairperson.

(1)  Mr. Driscoll retired from the Board of Directors on February 13, 2007.

     During 2006, the Board of Directors held five (5) meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served. Pursuant to our Corporate Governance Guidelines, which may be found on our website at www.amcol.com, directors are expected to resign from the Board effective as of the annual shareholders meeting following the date on which they reach the age of 70.

Director Independence

     As of February 2007, AMCOL's Board of Directors has determined that the following directors are independent as defined in the applicable standards of the New York Stock Exchange: Messrs. Brown, Casey, Hughes, Proops, Redman, Stahl and Weaver, and Ms. Weaver. These independent directors constitute a majority of the directors of AMCOL. The Board has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is independent as defined in the applicable standards of the New York Stock Exchange. In making the independence determinations, our Board of Directors reviewed all of our directors' relationships with AMCOL, including business, familial and other types of relationships. In addition, the Board has determined that each member of the Audit Committee is independent as defined in the applicable rules and regulations of the Securities and Exchange Commission.

The Audit Committee

     The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling the Board's oversight responsibility by monitoring the integrity of the financial statements of AMCOL, the independent registered public accounting firm's qualifications and independence, AMCOL's compliance with legal and regulatory requirements pertaining to its financial statements, and the performance of AMCOL's internal audit function and independent registered public accounting firm. The Committee is also responsible for appointing the independent registered public accounting firm for each fiscal year.

     The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as defined in the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

The Compensation Committee

     AMCOL's Compensation Committee oversees the design and administration of AMCOL's executive compensation program. The Compensation Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com. Pursuant to the charter, the Compensation Committee is responsible for reviewing and approving the compensation of all executive officers, including a review and assessment of the Chief Executive Officer's performance. This review may involve consultations from time to time with the Chief Executive Officer, the Chief Financial Officer and the other independent directors. Also, the Compensation Committee makes all grants of awards under AMCOL's 2006 Long-Term Incentive Plan and Cash Incentive Plan. The Compensation Committee also makes recommendations to the Board regarding succession planning and director compensation. The Compensation Committee has sole authority to retain compensation consultants to assist the Compensation Committee in carrying out its responsibilities. In 2004, the Compensation Committee engaged Deloitte Consulting to conduct a competitive assessment of AMCOL's executive officers' direct compensation program (base salary, annual bonus and long-term incentives), as well as existing perquisites. In 2007, the Compensation Committee engaged Towers Perrin to assess AMCOL's executive compensation and director compensation programs. For additional information regarding the processes and procedures for the determination of executive compensation and the engagement of compensation consultants, please see the section entitled "Executive Compensation -- Compensation Discussion and Analysis" above.

The Nominating and Governance Committee

     The Nominating and Governance Committee is responsible for identifying, seeking and recommending to the Board of Directors individuals qualified to become directors consistent with criteria approved by the Board. In considering potential candidates for the Board, including with respect to incumbent directors, the Committee considers the potential candidate's integrity and business ethics; strength of character, judgment and experience, consistent with the needs of AMCOL; specific areas of expertise and leadership roles; and the ability to bring diversity to the Board, including whether the potential candidate brings complementary skills and viewpoints. The Committee also considers the ability of the individual to allocate the time necessary to carry out the tasks of board membership, including membership on appropriate committees.

     The Committee identifies potential nominees by asking current directors and others to notify the Committee if they become aware of persons meeting the criteria described above who may be available to serve on the Board. The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm's fees and other retention terms. Historically, AMCOL has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board's contacts are not sufficient to identify an appropriate candidate. Pursuant to its charter, the Nominating and Governance Committee's policy is to not consider nominees recommended by shareholders of AMCOL.

     Other responsibilities of the Committee include developing and recommending to the Board the Corporate Governance Guidelines applicable to AMCOL, overseeing the evaluations of the Board and management, recommending to the Board director nominees for each committee, and recommending to the Board the size of the Board and its committee structure. The Nominating and Governance Committee operates pursuant to a charter adopted by the Board, which may be found on our website at www.amcol.com.

Executive Sessions of Non-Management Directors

     Pursuant to our Corporate Governance Guidelines, our non-management directors met one time in 2006 in a regularly scheduled executive session without management. The directors who preside at such meetings rotate among the chairmen of our Audit, Compensation, Nominating and Governance and Executive Committees. If these sessions include one of our non-independent directors, our independent directors meet alone at least once a year.

Shareholder Communications with the Board of Directors

     AMCOL's annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on appropriate matters. Our directors are expected to attend shareholders meetings pursuant to our Corporate Governance Guidelines. All of our directors attended the 2006 annual meeting, and we anticipate that all of our directors will attend the 2007 annual meeting.

     In addition, shareholders may, at any time, communicate in writing with the Audit Committee, the Board of Directors, any particular director, or the independent directors as a group, by sending written communication to AMCOL International Corporation, Attention: Board of Directors, Audit Committee, Presiding Independent Director of the Board of Directors, or the name of a particular board member, as applicable, One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803. Copies of written communications received at such address will be provided to the named addressee. Shareholders may also reach the Audit Committee by calling AMCOL's alert line at
(877) 862-6265. Shareholders may report their concerns anonymously or confidentially.

                          REPORT OF THE AUDIT COMMITTEE

     Management is responsible for AMCOL's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. AMCOL's independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes on behalf of the Board of Directors. It is not our duty or our responsibility to conduct reviews of auditing or accounting procedures. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in its report on AMCOL's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that AMCOL's financial statements are presented in accordance with generally accepted accounting principles or that the audit of AMCOL's financial statements has been carried out in accordance with generally accepted auditing standards.

Review with Management

     The Audit Committee has reviewed and discussed AMCOL's audited financial statements as of and for the year ended December 31, 2006 with management.

Review and Discussions with Independent Registered Public Accounting Firm

     The Audit Committee has discussed with Ernst & Young LLP, AMCOL's independent registered public accounting firm for the fiscal year ended December 31, 2006, the audited financial statements as of and for the year ended December 31, 2006 and the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm's independence from AMCOL and its related entities, and has discussed with Ernst & Young LLP their independence from AMCOL. The Audit Committee has also considered whether Ernst & Young LLP's provision of non-audit services to AMCOL, if any, is compatible with maintaining the independent registered public accounting firm's independence.

Conclusion and Recommendation

     The Audit Committee has concluded that Ernst & Young LLP is independent from AMCOL and its management. Based on the review and discussions referred to above, the Audit Committee recommended to AMCOL's Board of Directors that AMCOL's audited financial statements be included in AMCOL's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

                                                          THE AUDIT COMMITTEE

                                                          Arthur Brown, Chairman
                                                          Daniel P. Casey
                                                          Jay D. Proops
                                                          Clarence O. Redman

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Ernst & Young LLP served as AMCOL's independent registered public accounting firm for the fiscal year ended December 31, 2006. The firm of KPMG LLP served as AMCOL's independent registered public accounting firm for the fiscal year ended December 31, 2005. During 2005 and 2006, the Audit Committee appointed KPMG LLP and Ernst & Young LLP, respectively, to audit AMCOL's consolidated financial statements. During 2005, the Audit Committee also appointed KPMG LLP to audit benefit plans and to perform certain other auditing and tax services. Fees paid to AMCOL's independent registered public accounting firms for these services were as follows:

                                       2005 ACTUAL    2006 ACTUAL
                                       ------------   ------------
Audit Fees (1)                         $  1,281,261   $  1,668,873
Audit-Related Fees (2)                 $     40,212   $         --
Tax Fees (3)                           $     87,964   $         --
All Other Fees (4)                     $     74,182   $         --
Total                                  $  1,483,620   $  1,668,873

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2) Audit-Related fees consist primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.
(3) For 2005, tax fees principally included tax compliance fees of $51,148 and tax advice and planning fees of $36,817.
(4) All other fees principally includes preparation of expatriate employee tax returns, and pension plan administration.

Pre-Approval Policies

     The Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for purposes of pre-approving management's engagement of the independent registered public accounting firm to perform non-audit services when the fees for the engagement do not exceed $25,000. When the fees for non-audit services reach a threshold of $75,000 for any fiscal year, management must obtain specific pre-approval from the entire Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. In fiscal 2006, 100% of non-audit services were approved by the Audit Committee.

Dismissal of Independent Registered Public Accounting Firm

     On March 24, 2006, the Audit Committee of the Board of Directors of AMCOL approved the dismissal of KPMG LLP as AMCOL's independent registered public accounting firm, effective immediately.

     The audit reports of KPMG LLP on the consolidated financial statements of AMCOL and subsidiaries as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports for 2005 and 2004 contained an explanatory paragraph with respect to the Company changing its method of accounting for stock-based compensation effective January 1, 2003.

     The audit report of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The audit report of KPMG LLP on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 was unqualified and its audit report on the effectiveness of internal control over financial reporting as of December 31, 2004 contained an adverse opinion indicating that AMCOL did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of a material weakness in the design of internal controls, which did not address the financial statement accounting considerations arising from income tax matters, or the timing of recording of changes in accounting estimates relating to income taxes of foreign subsidiaries. The effect was further explained in the report as follows:

          "This control weakness resulted in material errors in the accounting for income taxes, which were identified during the course of the 2004 audit. The material errors led to (i) a restatement of the financial results for the interim periods ended September 30, 2004 in order to both recognize the expected federal income tax refunds relating to certain deductions and credits claimed in amended tax returns filed in September 2004 as well as correct the deferred income tax assets and income taxes payable recorded by a wholly-owned Company subsidiary in the United Kingdom and (ii) a restatement of beginning retained earnings for the year ended December 31, 2001 to reflect the estimate of the refund resulting from certain state tax deductions claimed in amended tax returns filed in September 2004."

     In connection with the audits of the two fiscal years ended December 31, 2005, and through March 24, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in its reports for such periods.

     In connection with the audits of the two fiscal years ended December 31, 2005 and through March 24, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K) except that KPMG advised AMCOL of the material weakness as explained in KPMG's report on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 as described above. The subject matter of the material weakness was discussed by AMCOL's management and the Audit Committee of the Board of Directors of AMCOL with KPMG. AMCOL has authorized KPMG to respond fully to the inquiries of AMCOL's successor accountant, Ernst & Young LLP, concerning the subject matter of the material weakness.

     AMCOL provided KPMG LLP with a copy of the above disclosure prior to filing a Current Report on Form 8-K with the Securities and Exchange Commission and requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of KPMG LLP's letter stating that it agrees with the above statements is attached as an Exhibit to AMCOL's Form 8-K.

Engagement of Independent Registered Public Accounting Firm

     Also on March 24, 2006, the Audit Committee approved the engagement of Ernst & Young LLP to serve as its independent registered public accounting firm, effective immediately. During the two years ended December 31, 2005 and 2004 and through March 24, 2006, neither the Company nor anyone on its behalf consulted with Ernst & Young LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Representatives from Ernst & Young LLP will be present at the annual meeting, will be afforded the opportunity to make a statement, and will be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Clarence O. Redman, a director and Secretary of AMCOL during 2006, was of counsel to Lord, Bissell & Brook LLP in 2006, the principal law firm engaged by AMCOL.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, AMCOL's directors, its executive officers and any persons holding more than 10% of AMCOL's common stock are required to report their initial ownership of AMCOL's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and AMCOL is required to disclose in this proxy statement if a director or executive officer filed a late report. During 2006 there were no delinquent reports. In making these disclosures, AMCOL has relied solely on written representations of its directors and executive officers and copies of the reports filed with the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be included in AMCOL's proxy statement and form of proxy relating to, and to be presented at, the annual meeting of shareholders of AMCOL to be held in 2008 must be received by AMCOL on or before November 30, 2007.

     If a shareholder intends to present a proposal at the 2008 annual meeting of shareholders but does not seek inclusion of that proposal in AMCOL's proxy statement for that meeting, such shareholder must deliver written notice of the proposal to AMCOL in accordance with the requirements of AMCOL's By-Laws. Generally, such proposals must be delivered to AMCOL between February 9, 2008 and March 11, 2008. All proposals or notices should be directed to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803.

          COMMITTEE CHARTERS, GOVERNANCE GUIDELINES AND CODE OF CONDUCT

     Copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Governance Committee Charter, Corporate Governance Guidelines and Code of Business Conduct and Ethics may be found on our website at www.amcol.com. Copies of these documents are also available to shareholders upon written request. Requests should be directed to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803.

                                  OTHER MATTERS

     As of the date of this proxy statement, AMCOL's management knows of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. It is intended, however, that the persons named as proxies will vote the proxies regarding such other matters and the transaction of such other business as may be properly brought before the meeting in accordance with their best judgment.

                                             By Order of the Board of Directors,


                                             James W. Ashley, Jr.
                                             Secretary
Arlington Heights, Illinois
April 9, 2007

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         AMCOL INTERNATIONAL CORPORATION

                                  May 10, 2007

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

[ ]

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.  The election of Class III directors for three-year terms.

                           NOMINEES:

[ ]  FOR ALL NOMINEES         [ ]  Arthur Brown
                              [ ]  Jay D. Proops
                              [ ]  Paul C. Weaver
[ ]  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTIONS:    To withhold to vote for any individual nominee(s),
------------     mark "FOR ALL EXCEPT" AND FILL IN THE CIRCLE NEXT
                 TO EACH NOMINEE YOU WISH TO WITHHOLD, AS SHOWN
                 HERE: [ ]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note
that changes to the registered name(s) on the account may not be             [ ]
submitted via this method.
--------------------------------------------------------------------------------

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, SHALL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

You are urged to mark, sign and return your proxy promptly in the enclosed self-addressed, postage paid (if mailed in the United States) envelope.

--------------------------------------------------------------------------------


Signature of Shareholder ______________________ Date ___________

Signature of Shareholder ______________________ Date ___________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                         AMCOL INTERNATIONAL CORPORATION

                                  May 10, 2007

                           ---------------------------
                            PROXY VOTING INSTRUCTIONS
                           ---------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as
----
possible.

                               -or-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone
---------
telephone and follow the instructions. Have your proxy card available when you call.

                                      -or-

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions.
--------
Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

--------------------------------------------------------------------------------

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

--------------------------------------------------------------------------------
     Please detach along perforated line and mail in the envelope provided.
              IF you are not voting via telephone or the Internet.


--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. The election of Class III directors for three-year terms.

                           NOMINEES:

[ ]  FOR ALL NOMINEES         [ ]   Arthur Brown
                              [ ]   Jay D. Proops
                              [ ]   Paul C. Weaver
[ ]  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTIONS: To withhold to vote for any individual nominee(s), mark "FOR ALL ------------ EXCEPT" AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU WISH TO
              WITHHOLD, AS SHOWN HERE: [ ]
--------------------------------------------------------------------------------

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, SHALL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

You are urged to mark, sign and return your proxy promptly in the enclosed self-addressed, postage paid (if mailed in the United States) envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note
that changes to the registered name(s) on the account may not be            [ ]
submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder ______________________ Date ___________

Signature of Shareholder ______________________ Date ___________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                                                       [ ]   [X]

                         AMCOL INTERNATIONAL CORPORATION
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2007

      As a shareholder of AMCOL International Corporation (the "Company"), I acknowledge receipt of the Notice of Annual Meeting and accompanying Proxy Statement and appoint John Hughes, Lawrence E. Washow and Dale E. Stahl, or any one of them, with full power of substitution as proxies, to vote all shares of stock of the Company that I am entitled to vote, at the annual meeting of shareholders to be held on Thursday, May 10, 2007, 11:00 a.m., Central Daylight Savings time, and at any adjournment thereof, at the Sheraton Chicago Northwest, 3400 W. Euclid Avenue, Arlington Heights, Illinois.

                (Continued and to be signed on the reverse side)